

<ARTICLE>                     5
<LEGEND>
This schedule contains summary financial information extracted from the unaudited financial statements and notes thereto which are included in this quarterly report on Form 10-Q and the audited financial statements and notes thereto which are included in the Partnership's annual report on Form 10-K filed with the Securities and Exchange Commission for the year ended December 31,
1995, and is qualified in its entirety by reference to such financial statements.
</LEGEND>
<MULTIPLIER>                  1

<PERIOD-TYPE>                   9-MOS
<FISCAL-YEAR-END>                              DEC-31-1996
<PERIOD-END>                                   SEP-30-1996
<CASH>                                         187,270
<SECURITIES>                                   2,530,674
<RECEIVABLES>                                  0
<ALLOWANCES>                                   0
<INVENTORY>                                    0
<CURRENT-ASSETS>                               2,497,555
<PP&E>                                         0
<DEPRECIATION>                                 0
<TOTAL-ASSETS>                                 2,497,555
<CURRENT-LIABILITIES>                          36,171
<BONDS>                                        0
<PREFERRED-MANDATORY>                          0
<PREFERRED>                                    0
<COMMON>                                       0
<OTHER-SE>                                     2,461,388
<TOTAL-LIABILITY-AND-EQUITY>                   2,497,555
<SALES>                                        0
<TOTAL-REVENUES>                               (20,876)
<CGS>                                          0
<TOTAL-COSTS>                                  0
<OTHER-EXPENSES>                               (317,055)
<LOSS-PROVISION>                               0
<INTEREST-EXPENSE>                             0
<INCOME-PRETAX>                                (337,931)
<INCOME-TAX>                                   0
<INCOME-CONTINUING>                            0
<DISCONTINUED>                                 0
<EXTRAORDINARY>                                0
<CHANGES>                                      0
<NET-INCOME>                                   (337,931)
<EPS-PRIMARY>                                  (28.13)
<EPS-DILUTED>                                  (28.13)

